Acquisitions & Divestitures	12 Months Ended
Dec. 31, 2020
Acquisitions & Divestitures
Acquisitions & Divestitures

NOTE E. ACQUISITIONS & DIVESTITURES

Acquisitions

The company accounts for business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Significant judgments and use of estimates are required when performing valuations. For example, the company uses judgments when estimating the fair value of intangible assets using a discounted cash flow model, which involves the use of significant estimates and assumptions with respect to revenue growth rates, the customer attrition rate and discount rates.

Purchase price consideration for all acquisitions was paid primarily in cash. All acquisitions, except otherwise stated were for 100 percent of the acquired business and are reported in the Consolidated Statement of Cash Flows, net of acquired cash and cash equivalents.

2020

In 2020, the company completed seven acquisitions at an aggregate cost of $723 million.

The following acquisitions closed in 2020. Each acquisition is expected to enhance the company’s portfolio of products and services capabilities and further advance IBM’s hybrid cloud and AI strategy.

Acquisition	Segment	Description of Acquired Business
First Quarter
Stratoss Lifecycle Manager business (Stratoss) from Accanto Systems Oy	Cloud & Cognitive Software	Cloud native business designed to deliver web-scale levels of operational automation for the cloud-based networking world
Second Quarter
Automated Security Assurance Platform business (ASAP) from Spanugo Inc.	Cloud & Cognitive Software	Cloud cybersecurity platform, will integrate into the IBM public cloud to further meet the security demands of clients in highly regulated industries
Third Quarter
WDG Soluções Em Sistemas E Automação De Processos LTDA (WDG Automation)	Cloud & Cognitive Software	Provider of robotic process automation
Fourth Quarter
Instana	Cloud & Cognitive Software	Application performance monitoring and observability company which helps businesses better manage applications that span the hybrid cloud landscape
TruQua Enterprises, LLC (TruQua)	Global Business Services	IT services provider and SAP development partner
Expertus Technologies Inc. (Expertus)	Global Business Services	Provider of cloud solutions for the financial services industry
7Summits LLC (7Summits)	Global Business Services	Leading Salesforce partner that delivers transformative digital experiences across industries

At December 31, 2020, the remaining cash to be remitted by the company related to certain fourth-quarter acquisitions was $323 million. This amount has been classified as restricted cash in the Consolidated Balance Sheet, most of which is expected to be paid in the first quarter of 2021.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2020.

($ in millions)
	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$35
Property, plant and equipment/noncurrent assets		7
Intangible assets
Goodwill	N/A	575
Client relationships	5—7	84
Completed technology	2—7	73
Trademarks	1—7	11
Total assets acquired		$784
Current liabilities		19
Noncurrent liabilities		41
Total liabilities assumed		$61
Total purchase price		$723

N/A—Not applicable

The goodwill generated is primarily attributable to the assembled workforce of the acquired businesses and the increased synergies expected to be achieved from the integration of the acquired businesses into the company’s various integrated solutions and services neither of which qualifies as an amortizable intangible asset.

The overall weighted-average useful life of the identified amortizable intangible assets acquired was 6.8 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives, which approximates the pattern that the assets’ economic benefits are expected to be consumed over time. Goodwill of $362 million, $205 million and $8 million was assigned to the Cloud & Cognitive Software segment, Global Business Services segment and Systems segment, respectively. It is expected that none of the goodwill will be deductible for tax purposes.

The valuation of the assets acquired and liabilities assumed is subject to revision. If additional information becomes available, the company may further revise the purchase price allocation as soon as practical, but no later than one year from the acquisition date; however, material changes are not expected.

Transactions Closed in 2021–In February 2021, the company acquired Nordcloud, a consulting company providing services in cloud implementation, application transformation and managed services; Taos Mountain, LLC (Taos), a leading cloud professional and managed services provider; and Red Hat acquired StackRox, an innovator in container and Kubernetes-native security. Nordcloud and Taos will be integrated into the Global Business Services segment and StackRox will be integrated into the Cloud & Cognitive Software segment. At the date of issuance of the financial statements, the initial purchase accounting for the acquisitions of Nordcloud, Taos and StackRox was not complete.

2019

In 2019, the company completed one acquisition at an aggregate cost of $35 billion.

Red Hat–On July 9, 2019, IBM completed the acquisition of all of the outstanding shares of Red Hat at an aggregate cost of $35 billion. Red Hat’s portfolio of open source and cloud technologies combined with IBM’s innovative hybrid cloud technology and industry expertise are accelerating the delivery of the hybrid cloud platform capabilities required to address the next chapter of cloud implementations.

On the acquisition date, Red Hat shareholders received $190 per share in cash, representing a total equity value of approximately $34 billion. The company funded the transaction through a combination of cash on hand and proceeds from debt issuances.

The following table reflects the purchase price and the resulting purchase price allocation as of December 31, 2020. The net purchase price adjustments recorded during 2020 were primarily related to noncurrent tax assets and liabilities.

($ in millions)
	Amortization	Allocated
	Life (in Years)	Amount
Current assets*		$3,186
Property, plant and equipment/noncurrent assets		948
Intangible assets
Goodwill	N/A	22,985
Client relationships	10	7,215
Completed technology	9	4,571
Trademarks	20	1,686
Total assets acquired		$40,592
Current liabilities**		1,395
Noncurrent liabilities		4,117
Total liabilities assumed		$5,512
Total purchase price		$35,080

*	Includes $2.2 billion of cash and cash equivalents.
**

Includes $485 million of short-term debt related to the convertible notes acquired from Red Hat that were recognized at their fair value on the acquisition date, which was fully settled as of October 1, 2019.

N/A-Not applicable

The goodwill generated was primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved from the integration of Red Hat products into the company’s various integrated solutions neither of which qualify as an amortizable intangible asset.

The overall weighted-average useful life of the identified amortizable intangible assets acquired was 10.9 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives, which approximates the pattern that the assets’ economic benefits are expected to be consumed over time. The following table presents the goodwill allocated to the segments as of December 31, 2020.

($ in billions)
	Goodwill
Segment	Allocated	*
Cloud & Cognitive Software	$18.4
Global Technology Services	3.1
Global Business Services	1.1
Systems	0.4
Total	$23.0

* It is expected that approximately six percent of the goodwill will be deductible for tax purposes.

The following table presents the supplemental consolidated financial results of the company on an unaudited pro forma basis, as if the acquisition had been consummated on January 1, 2018 through the periods shown below. The primary adjustments reflected in the pro forma results relate to: (1) the debt used to fund the acquisition, (2) changes driven by acquisition accounting, including amortization of intangible assets and the deferred revenue fair value adjustment, (3) employee retention plans, (4) elimination of intercompany transactions between IBM and Red Hat, and (5) the presentation of acquisition-related costs.

The unaudited pro forma financial information presented below does not purport to represent the actual results of operations that IBM and Red Hat would have achieved had the companies been combined during the periods presented, and was not intended to project the future results of operations that the combined company could achieve after the acquisition. Historical fiscal periods are not aligned under this presentation. The unaudited pro forma financial information did not reflect any potential cost savings, operating efficiencies, long-term debt pay down estimates, suspension of IBM’s share repurchase program, financial synergies or other strategic benefits as a result of the acquisition or any restructuring costs to achieve those benefits.

(Unaudited)

($ in millions)
For the year ended December 31:	2019	2018
Revenue	$79,628	$81,360
Net income	$9,723	$5,702

2018

In 2018, the company completed two acquisitions for an aggregate cost of $49 million. One acquisition was completed by the Cloud & Cognitive Software segment and one acquisition by the Global Business Services segment. These acquisitions did not have a material impact on the Consolidated Financial Statements.

Divestitures

2020

In the fourth quarter of 2020, the company entered into a definitive agreement to sell certain remaining OEM commercial financing capabilities reported within the Global Financing segment. The financial terms related to this transaction are not material. The transaction is expected to be completed in the second half of 2021.

2019

Select IBM Software Products–On June 30, 2019, HCL Technologies Limited (HCL) acquired select standalone Cloud & Cognitive Software products from IBM for $1,775 million, inclusive of $150 million of contingent consideration. The transaction included commercial software, intellectual property and services offerings in addition to transition services for IT and other services. The total pre-tax gain recognized on this transaction as of December 31, 2020 was $669 million. The total gain on sale may change in the future due to contingent consideration or changes in other transaction estimates, however, material changes are not expected.

The company received cash of $812 million at closing and $812 million in the second quarter of 2020. The company also received $90 million of contingent consideration as of December 31, 2020. Any earned outstanding contingent consideration is expected to be paid to IBM within 27 months of the closing. In addition, IBM remits payment to HCL predominantly for servicing certain customer contracts until such contracts are terminated or entitlements are assumed by HCL, related to deferred revenue that existed prior to closing. IBM made cash payments to HCL of $288 million and $174 million during the years ended December 31, 2020 and December 31, 2019, respectively, for such contracts.

Select IBM Marketing Platform and Commerce Offerings–On April 4, 2019, IBM and Centerbridge Partners, L.P. (Centerbridge) announced a definitive agreement, in which Centerbridge would acquire select marketing platform and commerce offerings from IBM.

The transaction included commercial software and services offerings. In addition, IBM is providing Centerbridge with IT transition services. All other contracted transition services concluded as of June 30, 2020. Upon closing, Centerbridge announced that this business would be re-branded under the name Acoustic. The closing completed for the U.S. on June 30, 2019. The company received a net cash payment of $240 million in 2019 and expects to receive an additional $150 million of cash within 36 months of the U.S. closing.

A subsequent closing occurred in most other countries on March 31, 2020. The closing of all remaining countries occurred as of June 30, 2020. The pre-tax gain recognized on this transaction as of December 31, 2020 was $82 million. The pre-tax gain is subject to adjustment in the future due to changes in transaction-related estimates which are not expected to be material.

IBM Risk Analytics and Regulatory Offerings–On September 24, 2019, IBM and SS&C Technologies Holdings, Inc. (SS&C) entered into a definitive agreement in which SS&C would acquire certain Algorithmics and related assets from IBM. The transaction closed in the fourth quarter of 2019. The company recognized an immaterial pre-tax gain on the sale for the year ended December 31, 2019.

Sales Performance Management Offerings–On November 20, 2019, IBM and Varicent Parent Holdings Corporation (Varicent) entered into a definitive agreement in which Varicent would acquire certain sales performance management assets from IBM. The initial closing of certain countries was completed on December 31, 2019. The company received a net cash payment of $230 million and recognized a pre-tax gain on the sale of $136 million for the year ended December 31, 2019. A subsequent closing for the remaining countries occurred on March 31, 2020 and the company recognized an immaterial pre-tax gain.

The above 2019 divested businesses are reported in Other–divested businesses as described in note D, "Segments."

In addition to the above, the company completed three divestitures reported in the Global Financing segment, the Global Business Services segment and the Other–divested businesses in 2019. The financial terms related to each of these transactions were not material.

The pre-tax gains recognized on the divestitures above were recorded in other (income) and expense in the Consolidated Income Statement.

2018

The company had no divestitures in 2018.